Exhibit 10.2

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A Proposal to Provide Clinical Research Services for:

Protocol: BUP-201

*** Evaluation of the Efficacy, Safety, and Tolerability of BEMA™ Buprenorphine in the Treatment of Pain Associated with ***

Prepared for:

David Blum, MD

Vice President, Clinical Research and Medical Affairs

BioDelivery Sciences International

801 Corporate Center Drive, Suite 210

Raleigh, NC 27607

Tel: 919.582.9050 Fax: 919.582.9051 Email: dblum@bdsinternational.com
Project No. *** 09 February 2009 Previous: ***
Prepared by: Pam Myrick
Senior Associate II, Proposal Development

BRUCE M. WAKEMAN
Vice President
U.S., Business Development

Premier Research Group	TEL: 727.865.0803
322 Monte Cristo Blvd	MOBILE: 727.244.9809
Tierra Verde, FL 33715	EMAIL: bruce.wakeman@premier-research.com

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Table of Contents

•	EXECUTIVE SUMMARY		1

•	PROJECT CONSIDERATIONS		3

•	PROJECT RESPONSIBILITIES		4

•	PROJECT OUTLINE		5

•	PROJECT TIMELINE		6

•	PROJECT TEAM DESIGN		7

	BDSI/Premier Research Project Team Organizational Chart		8
	Project Team Leadership		9

•	PROJECT IMPLEMENTATION PLAN		12

	Project Plan Development		12
	Parallel Processing Approach™		12
	Start-up Activities		12
	Enrollment Plan		13
	Communication		13

•	PRICE SUMMARY		15

•	DETAILED COST ESTIMATE		16

	Notes on Pass-through Estimates		19
	I.	Travel Costs	22
	II.	Institutional Review Board (IRB) Fees	22
	III.	Shipping	22
	IV.	Miscellaneous	22

•	CLINICAL RESEARCH CENTER INVESTIGATOR GRANT SUMMARY		20

•	SERVICE DESCRIPTIONS		21

	2. Project Management		26
	3. Clinical Monitoring and Site Management		27
	4. Biostatistics		31
	5. Quality Assurance		33

•	PAYMENT SCHEDULE		39

CONFIDENTIAL

This document is provided with the understanding that the copyright and the information contained herein remains the property of Premier Research Group Limited. It shall be kept confidential and used only by the company or person to whom it is addressed, for no purpose other than assessing the merits of Premier Research Group Limited.

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Executive Summary

Premier Research Group Limited (“Premier Research”) is pleased to present this revised proposal in support of the BEMA™ Buprenorphine program in patients with ***. In response to your request, we have prepared the following proposal outlining our strategy to successfully conduct this study. We look forward to this opportunity to collaborate with the BDSI team and appreciate the study information you have provided.

We have attempted to accurately respond to your needs in the proposal text and cost estimate, and trust that the information in this document will be informative and valuable as you determine your outsourcing needs. Where there are outstanding issues or answers yet unknown, Premier Research has made related assumptions.

In the pages that follow, we present compelling reasons why Premier Research is the best choice for this project. Those reasons include:

Premier Research is recognized as an industry leader in clinical research for acute and chronic pain, having managed more than 350 analgesia trials treating more than 90,000 patients. We have conducted some of the largest and most important drug trials in pain in multi-center trials around the world and at our Research Centers in the United States.

Mr. Michael Kuss, Vice President, Clinical Research Centers, in particular, is an expert in the field of analgesia research and as part of Premier Research’s commitment to quality assurance, is offered in a supervisory capacity at no charge to BDSI throughout the course of the study. Mr. Kuss is familiar with many of the aspects involved in conducting successful pain studies and will offer his scientific guidance and therapeutic expertise on critical success factors crucial to the conduct of this program.

Together with our operational experts, the senior leadership at Premier Research understands the challenges and nuances involved in pain studies and will be available to support the project team as needed. Our experienced study team will provide more efficient program execution, including the ability to predict and overcome complex study issues in an expeditious manner and complete this study within the timeline BDSI has requested.

•	Experienced Staff Available to Meet Your Timelines

Our experienced study team will provide more efficient study execution, including the ability to predict and overcome complex study issues in an expeditious manner. We can provide a detailed staffing plan, including team member credentials, which are unrivaled in the industry.

•	Top-Down Commitment to Customer Satisfaction

We are small enough to provide appropriate levels of oversight to ensure that projects are conducted in a timely and efficient manner, but large enough to provide Sponsor with staffing and pricing considerations appropriate to a long term relationship.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Sponsor:	BioDelivery Sciences International

Study Medication:	BEMA™ Buprenorphine

Protocol Number:	BUP-201

Protocol Title:	*** Evaluation of the Efficacy, Safety, and Tolerability of BEMA™ Buprenorphine in the Treatment of Pain Associated with ***

Clinical Phase:	II

Indication:	***

Participating Regions:	North America

Number of Subjects Enrolled/Complete:	***

Number of Sites Participating:	***

Premier Research Services Requested:	Clinical Trial Management, Biostatistics, Quality Assurance

Total Estimated Investigator Grant:	$***

Duration of CRO Services:	***

Total Estimated Premier Research Fees:	$***

We hope that the information in this document demonstrates our capabilities in this indication and conveys Premier Research’s commitment to becoming a true partner with you in reaching and exceeding study goals. We enthusiastically anticipate the prospect of conducting this important program for BDSI and look forward to further discussions with you regarding the information we have provided.

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Project Considerations

Premier Research understands the important role that we will play in the conduct of this study and looks forward to collaborating with BDSI to assure the study’s success. In preparing this proposal, we have sought input from our in-house operations and medical specialists on the design, study timeline and other factors related to enrollment and investigator site selection. The following are issues that Premier Research has identified for your consideration and that we feel are important to the successful completion of the program. The below comments are based on the original study synopsis date *** provided by BDSI to Premier Research.

•	Premier Research would like to recommend a ***.

•	We would also like to suggest the use of ***. If no *** are to be evaluated, we would recommend that *** also be used as the ***.

•	Premier Research would like to suggest the use of the ***.

•	Premier Research would recommend the use of a modified BOCF imputation procedure instead of the currently proposed *** for the primary analysis.

We welcome the opportunity to discuss further the issues associated with this trial and present our capabilities in person upon BDSI’s request. Please see the following project responsibilities, outline, timeline, and budget summary for a complete list of assumptions and specifications that factored into our proposal.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Project Responsibilities

***

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Project Outline

***

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Project Timeline

Activity	Timeframe	Projected Dates

***

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Project Team Design

Premier Research will draw from our collection of qualified individuals to provide BDSI with a team that has the skills, knowledge, and relevant experience to successfully manage your clinical trial. We are organized into several separate operational units; skill centers that perform the majority of the day-to-day client services: Clinical Trial Management, Medical Management, Data Operations, Biostatistics, Medical Writing, Regulatory Affairs, Quality Assurance and Information Technology Client Services (our Interactive Voice Response systems). Each skill center provides the resources for the services required in drug development for their respective areas.

Project teams are the primary functional unit at Premier Research. A Project Manager, Clinical Manager, and Biometrics Project Manager generally comprise the leadership of the project team. With scientific guidance provided by our therapeutic experts in Medical Affairs and senior level management and oversight provided on every project, we offer a strong focus on your needs – leading to a project team that is proactive, highly skilled and responsive.

The Project Manager is ultimately responsible for overall strategy, planning and execution of the project, from start to finish. Experienced in the indication and/or therapeutic area required, these team members provide the necessary scientific and operational oversight to ensure that our programs and projects stay on the critical path and that our clients receive timely and high quality deliverables.

Another element that contributes to the success of the project team is the Biometrics Project Manager (BPM). Because study start up is a very busy time with the initiation of activities in all disciplines, the benefits of a BPM joining the team maximize the attention to all details at the launch of a trial. The management responsibility of the study is then shared between the project manager and the BPM. The Project Manager focuses on clinical, medical, safety, and regulatory activities while the BPM focuses on the IVRS, data management, biostatistics, and medical writing activities. This allows the Project Manager to spend more time on external critical relationships and increase the time dedicated to the sites and the site staff allowing our team to build long term networks. The Project Manager remains responsible for the clinical study from beginning to end but has the added resource of a BPM to assist in the management of the back end services.

Premier Research’s Parallel Processing Approach, combined with our focused management strategy, ensures our clients the most efficient and cost-effective clinical trial. In addition, one key team member is assigned from each skill center and is responsible for the major set of tasks and deliverables provided by his or her skill center. Each project team is completed by a number of contributors; individuals with backgrounds and expertise from their skill centers that are needed to satisfactorily execute the requirements of a given project.

The project team will exist for the duration of the project. However, the amount and continuity of time spent on the project will vary depending on the role of the individual assigned to the project. The project team will receive support from the heads and line managers within the skill centers, along with senior management when needed.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Premier Research believes that this team structure:

•	Ensures the efficient use of each team member’s knowledge and experience,

•	Ensures the focused management of each individual study,

•	And provides overall guidance for all projects and programs, ensuring comprehensive project operations, team integration and seamless execution of the program.

We have provided an organizational chart displaying the structure of this team, and we have also included biographical sketches of our team leaders to demonstrate why BDSI can be assured that it will be working with a skilled and knowledgeable team.

BDSI/Premier Research Project Team Organizational Chart

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Project Team Leadership

Michael Kuss, BS

Vice President, Clinical Research Center Administration

Mr. Michael Kuss has worked for Premier Research Group since 2001. He currently is the Vice President of the Clinical Research Centers. He previously served as the Vice President of Medical Affairs in Analgesia and as the Executive Director, Clinical Trials Management for three years and worked as a Senior Director, Analgesia and Rheumatology, (SCIREX Corporation). From 1986 to 2001 he worked for Pharmacia (formerly G.D. Searle) in various positions with the last being Director of Research and Development. Prior to G.D. Searle, Mr. Kuss worked as a Clinical Research Associate, (Abbott Laboratories), and as an Infectious Diseases Research Technologist, (Good Samaritan Hospital and Wright State University SOM).

While at Premier Research Group, Mr. Kuss has worked primarily on projects in the Analgesia and Rheumatology area. He is responsible for working with clients to help develop clinical development plans, write protocols, manage Premier study teams to conduct clinical trials and participate in the preparation of clinical study reports. At Pharmacia, Mr. Kuss was responsible for clinical development of several COX-2 inhibitors (celecoxib, valdecoxib and parecoxib) and NSAIDs (oxaprozin, oxaprozin potassium and diclofenac/misoprostol) as part of the Arthritis and Inflammation team. He also played an integral part in the development of lomefloxacin, a quinolone anti-infective. He is an author on many publications and posters in the areas of analgesia, rheumatology and infectious diseases.

Mr. Kuss graduated from Wright State University in Dayton, Ohio with a BS in Medical Technology. He received a certification in Medical Technology from the American Society of Clinical Pathology.

Mr. Kuss is a member of the American Pain Society and Drug Information Association. He is a frequent presenter at annual meetings of the American Pain Society and American College of Rheumatology annual meetings. He has presented at the DIA annual meeting and at several DIA sponsored symposia.

Clinical Executive Leadership

Stephen Daniels, DO

Executive Medical Director, Clinical Research Center Administration

Dr. Stephen Daniels is the Executive Director of the Research Centers, a position he has held for over five years. Dr. Daniels has served as principal investigator on numerous acute pain trials, including many in dental, bunionectomy, knee arthroscopy and dysmenorrhea which involved oral, parenteral, and intranasal analgesics.

Prior to joining Premier Research, Dr. Daniels spent two years as the Medical Director at Research for Health in Houston, TX and prior to that was Medical Director as RLC Healthcare. Dr. Daniels is a graduate of Texas Wesleyan College and Texas College of Osteopathic Medicine where he received his D.O.

Over the past 5 years Dr. Daniels has authored or co-authored 12 publications in peer-reviewed medical journals and provided medical oversight on all acute pain analgesic trials conducted within the Clinical Research Centers.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Craig Dale, BBA

Executive Director, Clinical Trial Management

Mr. Dale has worked for Premier Research Group since 1998. He currently works as Executive Director, Clinical Trial Management. Previous to that, he worked as a Senior Director, Clinical Trials Management (2005 - 2007), as a Project Director, General Medicine, (2001 - 2005) and as Senior Project Manager, General Medicine, (1998-2001). He will be available to consult with the project team during these studies and will act as a liaison with BDSI as needed. Mr. Dale’s supervision is part of Premier Research’s commitment to quality assurance and is offered at no charge to BDSI.

From 1990 to 1998, Mr. Dale worked for Pharmaceutical Product Development (PPD) in various positions with the last being Senior Project Manager. While at Premier Research Group, Mr. Dale has worked primarily on projects in the General Medicine and Analgesia therapeutic areas including cardiovascular, gastroenterology and pain management. He is responsible for working with clients to help develop clinical development plans, provide therapeutic expertise to internal and external clients, manage Premier study teams to conduct clinical trials and participate in the preparation of clinical study reports.

Mr. Dale graduated from the University of Mississippi in Oxford, MS with a BBA in Marketing. He is a member of the American Pain Society and Drug Information Association.

Project Manager

Daniel Solorio, BS

Senior Project Manager, Clinical Research Centers

Mr. Solorio is responsible for overseeing the clinical operations of one or more multi-disciplinary project teams conducted in the clinical research centers. In this role, Mr. Solorio ensures that the project team has a common understanding of project objectives, specifications, deliverables, timelines and tasks.

Mr. Solorio began his career in 1996, and has been with Premier Research since 2000 focusing his experience in clinical site operations. Prior to becoming a Project Manager, Mr. Solorio worked two years as a Site Manager, one year as a Clinical Research Coordinator, and one year as a Supervisor for Clinical Research Coordinators at the Clinical Research Center in Salt Lake City, UT.

Mr. Solorio received his B.A. in Communications from the University of Utah.

Biometrics Project Management

Lisa Vickers, BA

Biometrics Project Manager

As a Biometrics Project Manager (BPM), Ms. Vickers is responsible for the overall project management of the data management, statistics and medical writing services. Ms. Vickers has worked on numerous Phase I to Phase IV projects in oncology, CNS, cardiovascular, endocrinology, urology, women’s health, immunology, dermatology, and respiratory.

Lisa Vickers has been in the Manager, Biometrics position with Premier Research Group since January 2006. Ms. Vickers was employed with PharmData Inc. as a Biometrics Project Manager from November 2003. Prior to that Ms. Vickers worked as both a Medical Writer and Project Assistant at PharmData and held positions of increasing responsibility at WorldCom.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Ms. Vickers obtained a Bachelor’s degree in Psychology and a Bachelor’s degree in Marketing from Miami University in Oxford, OH. Ms. Vickers is a member of DIA and was a member of the American Medical Writers Association for 3 years, serving as Membership chair from 2002-2003.

An experienced BPM will be assigned to BDSI’s program upon finalization of the protocol.

Biostatistics

James Johnson, PhD

Executive Director, Global Biostatistics

Dr. James Johnson is the Executive Director, Global Biostatistics with overall responsibility for strategic and tactical management for biostatistics, pharmacokinetics and biostatistical programming functions for the Premier Research. He is responsible for implementing best biostatistical and statistical programming practices, standard operating procedures, and a systems approach integrated clinical/statistical critical thinking toward drug development and clinical trial design and analysis.

Dr. Johnson has twenty-five years technical experience and leadership in Biostatistics, Clinical Trials Design and Analysis, Project Management, and International Regulatory Agency interaction. In addition Dr. Johnson provides biostatistical consulting services in the areas of cardiology, oncology, dermatology, and infectious diseases. Dr. Johnson serves on data monitoring committees and is a sub-principal investigator for a long term cardiac imaging study. Dr. Johnson has also been the lead biostatistician on five New Drug Applications, supported six additional ANDAs, and participated in many different international regulatory interactions (FDA, MHRA, EMEA, Health Canada, and Australian TGA) in his career.

Dr. Johnson holds a PhD degree from North Carolina State University, along with a Master’s degree from the College of William and Mary. He is an author of over 30 publications, abstracts, and professional meeting presentations.

An experienced Biostatistician will be assigned to BDSI’s program upon finalization of the protocol and award of the program and will work under the direct supervision of Dr. Johnson to support this project.

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Project Implementation Plan

Project Plan Development

Premier Research believes that establishing a clear and agreed upon project plan between BDSI and Premier Research prior to study start up activity is critical to the success of any collaboration. Working in concert, the leadership team for each study develops a study-specific project plan detailing project specific information and procedures to be used to carry out the activities of the clinical team. The plan will include a description of the project team and any metrics used to assess performance.

In addition, the project plan will determine appropriate communication channels, identify expectations, processes and responsibilities, and define study timelines, interim turnaround times, and critical path milestones for both Premier Research and BDSI.

Parallel Processing Approach™

Premier Research has developed a simple but highly effective strategy, the Parallel Processing Approach™ (PPA), to ensure quality, speed and cost-effectiveness. We have tested, refined, and perfected this approach over a twelve year period on over 400 projects. Using the Parallel Processing Approach, each biometrics discipline initiates and processes its part of the project as quickly as possible. As soon as the study protocol and CRF are finalized, the data management group begins the database design, the statistical group begins the statistical analysis plan (SAP) and identification of feasibility checks and the medical writing group begins the shell report. As data arrives, it is cleaned and entered. Edit checks are run against new data and these subsets of (blinded) data are used to test and validate the statistical analysis programs. The writers lay out the format of the report, including all tables, figures, and listings defined in the SAP, per FDA and ICH guidelines.

In short, all the critical processes and procedures are conducted simultaneously so that by the time the final CRF data is entered and validated, all the SAS programming, the study report format, and table, graph, and analysis formats have been completed and agreed upon. Once the report is generated, an extensive ‘end-to-end’ review procedure is executed during which all data and results of the study are quality controlled. Because extensive ‘pre-reviews’ have already been done and incorporated for style, format and content issues, the final review is extremely efficient and ensures a high quality product is delivered quickly.

Start-up Activities

1.	Team Training and Meetings

The availability of a final protocol and informed consent and assent templates at the beginning of the study will prevent unnecessary delays in supporting the sites with IRB submissions. Following the award of a project, the core project team, including the support of senior clinical trial management staff and business development, hold a ‘hand-over’ meeting that serves as the first step in launching a clinical trial at Premier Research. Because departments within our company work closely together, the project team is well informed and we will be prepared to act quickly to initiate the start of this study.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Premier Research generally holds a project kick-off meeting with BDSI. SOP, therapeutic and study specific training are tantamount to Premier Research’s practice of quality team performance, thus, this training is combined with the kick-off meeting and/or the Investigators’ Meeting.

Prior to conducting initiation visits, CRAs are provided with a study-specific agenda and associated presentation to ensure consistent dissemination of study information. CRAs will have been trained with regard to the expectations for the following: query/issue resolution, site communication, project team communication, and routine visit report writing.

2.	Collection of Essential Documents and IRB Submission

At the outset, several members of the Premier Research project team will be dedicated to the review and collection of regulatory documents from the investigative sites. The entire process will be closely managed and incorporate several means of communication between Premier Research and the sites to reduce errors and expedite the receipt of accurate critical documents.

Key to the management of regulatory submission is the tracking of IRB review meetings. This task is undertaken by the Premier Research clinical trial management team and tracked closely throughout the course of study start-up. Compared to local site IRB review periods that can take two to three months (if not more at times), central IRBs that Premier Research has working experience with have an average review period of two to four weeks. Sites that can use Central IRBs will be key and the first to come on board with initiation and enrollment, with the local sites showing enrollment a bit later in the course of the study.

Upon receipt of approval from the IRB, each site will be contacted for an initiation visit. During these visits the CRA will instruct the site personnel in the technical aspects of the study, including conduct of the study protocol, CRF completion, study drug and related materials, and adverse event reporting.

Enrollment Plan

Premier Research places a strong focus on ensuring the sites are aware, at the qualification visit and re-confirmed during their initiation visit, of the enrollment expectations and the steps that may occur if the expectations are not met. These steps include on-site monitoring visits with Investigator attendance required to discuss recruitment obstacles to the plan communicated at qualification and initiation visits, along with possible site closure if enrollment does not commence within the agreed upon timeframe communicated during the qualification visit. While reviewing these expectations, Premier Research also has found it beneficial that the roles of the individuals who are responsible for subject recruitment be clearly defined, documented and confirmed by the Principal Investigator.

Our approach is to institute frequent contact between site staff, the assigned CRA and the Project Management team to ensure immediate identification of problems related to recruitment that may arise that were unanticipated. Ownership and accountability of recruitment and meeting the enrollment goals as expected is a joint effort with the sites and Premier Research and as such, collaboration and constant reinforcement of the goals of the study is a key to success.

Communication

Strong communication is essential to a successful project and will be conducted according to the Project Plan. Communications may include but are not limited to overall study status, outstanding and critical issues, patient enrollment and budget status.

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Communications will be conducted via telephone, fax, postal and electronic mail as needed. Teleconference calls will be held as necessary, and as indicated below.

Primary Contacts

The Project Manager facilitates communication between BDSI and Premier Research; however, the Clinical Manager, as well as all team members, is available to communicate with the BDSI team as needed.

Sponsor Teleconferences

Teleconferences are held between the Premier Research team and BDSI as noted in the table below. The day and time of these calls will be mutually decided upon by the Project Manager and BDSI. Participants are noted in the table below; however, the Executive Director, or any other Premier Research team member would attend on an ‘as needed’ basis. Agendas are provided the day before the regularly scheduled call and minutes will be taken and provided to BDSI. BDSI is asked to review the minutes and approve for finalization.

The following table is a general outline of our planned communication with BDSI as well as planned internal meetings with Premier Research staff members.

Meeting	Frequency	Premier Research Attendees
Project Kick-off Meeting	One time	All key team management

Training Meeting – often held in conjunction with the Kick-off	One meeting	See above

Teleconferences with BDSI	Weekly	Project Manager, Clinical Manager, Biometrics Project Manager, additional team members as needed

Teleconferences with Vendors	As needed	Project Manager, additional team members as needed

Internal Project Management Teleconferences	Weekly	Project Manager, Clinical Manager, Biometrics Project Manager, Key team members as needed

Internal Teleconferences with CRAs	Weekly	Project Manager (as needed), Clinical Manager, CRAs

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Price Summary

The following table presents a summarized cost estimate. Please see the Detailed Cost Estimate for a more detailed breakdown of costs. Please note that these costs are estimates only. The budget will be finalized upon award of the project and provision of final project scope. Should the scope or size of the project increase or decrease, the estimates will be revised accordingly in writing and agreed upon by both parties.

If protocol design modifications change the scope of work to be provided, or if additional services are requested beyond the scope of this proposal, Premier Research and BDSI will discuss and negotiate any appropriate revisions to the costs involved.

This budget estimate is valid for 90 days following the date of this proposal.

BioDelivery Sciences International, Inc. Protocol: BUP-201	Estimated Costs
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Project Grand Total	$1,199,271

NOTE: ***

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Detailed Cost Estimate

Please note that these costs are estimates only. The budget will be finalized upon award of the project and provision of final project scope. Should the scope or size of the project increase or decrease, the estimates will be revised accordingly in writing and agreed upon by both parties.

If protocol design modifications change the scope of work to be provided, or if additional services are requested beyond the scope of this proposal, Premier Research and BDSI will discuss and negotiate any appropriate revisions to the costs involved.

This budget estimate is valid for 90 days following the date of this proposal.

BioDelivery Sciences International, Inc. Protocol: BUP-201	Estimated Costs
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BioDelivery Sciences International, Inc. Protocol: BUP-201	Estimated Costs
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BioDelivery Sciences International, Inc. Protocol: BUP-201	Estimated Costs
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Project Grand Total	$1,199,271

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

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Notes on Pass-through Estimates

Pass-through costs are estimated to provide a “total budget scenario” for your review. These costs are estimated given currently available information and historical averages. Every effort will be used to minimize these costs and the final pass-through budget will be worked out with BDSI in advance of study start.

***

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Clinical Research Center Investigator Grant Summary

PREMIER RESEARCH - INVESTIGATOR GRANT BUDGET

BioDelivery Sciences International, Inc.

***

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Service Descriptions

The following are general descriptions of the services that Premier Research is offering to provide during the course of this study. These descriptions are designed to be a summary of the concepts found in the Premier

Research Standard Operating Procedures (SOPs) but are not an exact replica of these procedures. Unless noted otherwise in this proposal, Premier Research’s budget estimate is based upon the use of Premier

Research SOPs.*

1.1.	Protocol Development and Review

1.1.1.	BDSI will be responsible for delivery of a final protocol to Premier Research.

1.2.	eCRF Preparation

1.2.1.	eCRF Development

1.2.1.1.	BDSI will be responsible for development of the eCRF for this study.

1.3.	Subject Assessment Booklet Development and Review

1.3.1.	Subject Assessment Booklet Development

1.3.1.1.	Premier Research will not develop traditional patient diaries, but will develop an in-house assessment booklet to capture all of the patient pain assessment data. Premier Research will provide BDSI with a draft of the in-house subject assessment booklet for approval for the study.

1.3.1.2.	Premier Research will prepare the subject assessment booklet in English.

1.3.1.3.	BDSI will be provided with a copy of the final approved subject assessment booklet.

1.3.2.	Subject Assessment Booklet Distribution

1.3.2.1.	Premier Research will determine site form needs and distribute diaries accordingly over the course of the study.

1.3.2.2.	Premier Research shall arrange for storage of diaries at an appropriate location.

1.4.	Study Materials Development

1.4.1.	Model Informed Consent Form (ICF) Development

1.4.1.1.	Premier Research will review the protocol, Investigators’ Brochures, etc. and discuss all study parameters with BDSI to fully understand the associated subject benefits and risks.

1.4.1.2.	Premier Research will follow BDSI’s sample ICF, if provided.

*	Premier Research will carry out these services pursuant to the protocol; local, state, and federal regulations; and ICH/GCP guidelines. All study activities will be performed according to Premier Research SOPs, unless otherwise noted. Premier Research will make available, upon request, its SOPs for BDSI review. It is Premier Research policy that copies of SOPs cannot be provided; however, BDSI may review the SOPs at any Premier Research office. If BDSI requests activities to be performed according to its SOPs, budget modifications may be necessary.

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1.4.1.3.	Premier Research will review the list of FDA-required ICF elements to ensure compliance. Premier Research will also review state ICF requirements to ensure compliance (e.g., State of California, Bill of Rights).

1.4.1.4.	Premier Research will prepare a draft Model ICF to be circulated to the Premier Research Project Teams for internal review and comment.

1.4.1.5.	Premier Research can arrange for certified translation of the Model ICF, if necessary.

1.4.1.6.	Premier Research will incorporate Project Team comments, as appropriate, and provide the draft Model ICF (up to two drafts) for BDSI review. Any comments from BDSI will be consolidated before being returned to Premier Research.

1.4.1.7.	Premier Research will incorporate BDSI’s consolidated comments and produce a final Model ICF for BDSI’s approval.

1.4.1.8.	Premier Research will make the approved Model ICF available to all investigative sites as a template to be used to generate their site-specific ICF. Premier Research will review the site-specific ICF for each investigative site to ensure that it remains in compliance with FDA, state, and BDSI required ICF elements.

1.4.1.9.	Premier Research can arrange for certified translation of the site-specific ICFs, if necessary.

1.4.2.	Source Document Development

1.4.2.1.	Premier Research will develop a standard source document. This document will help to assure all required data points are appropriately captured per the protocol and it will help expedite the CRF review process during monitoring visits.

1.4.3.	Clinical Plan Development

1.4.3.1.	The Premier Research Project Manager, in conjunction with the Premier Research Project Director, will develop a Clinical Plan. This document details project specific information and the procedures to be used to carry out the activities and services provided by the clinical department.

1.4.4.	Regulatory Binder Setup

1.4.4.1.	Premier Research will set up for each Investigator a binder that will contain all relevant study documents.

1.4.4.2.	This binder should contain, but not be limited to, the following:

1.4.4.2.1.	Monitoring Sign-In Log,

1.4.4.2.2.	Randomization List/Emergency Envelopes (where applicable),

1.4.4.2.3.	Receipt/Retrieval documentation for drug/other study supplies, including eCRFs/diaries,

1.4.4.2.4.	Drug Accountability Forms (where applicable),

1.4.4.2.5.	Laboratory Certification and normal ranges (where applicable),

1.4.4.2.6.	Enrollment/Exclusion Log,

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1.4.4.2.7.	Sample of Model ICF and site-specific ICF,

1.4.4.2.8.	Study Center Sample Signature Form,

1.4.4.2.9.	CVs for Investigator, Sub-Investigator, and other key personnel,

1.4.4.2.10.	Signed, original Protocol and all amendments,

1.4.4.2.11.	IRB/Ethics Committee approval(s),

1.4.4.2.12.	Essential documents (e.g., FDA-1572, submissions),

1.4.4.2.13.	Letter of indemnity (where applicable),

1.4.4.2.14.	National guidelines and legal information on clinical trials (where applicable),

1.4.4.2.15.	Investigators’ Brochure,

1.4.4.2.16.	Signed Confidentiality Agreement,

1.4.4.2.17.	Correspondence regarding the study, including written telephone contact forms,

1.4.4.2.18.	Instructions for eCRF/diary completion,

1.4.4.2.19.	Procedures for AE/SAE reporting and completed SAE report forms,

1.4.4.2.20.	Handling of clinical laboratory samples,

1.4.4.2.21.	The name of the appropriate Premier Research contact for specific issues (e.g., SAE reporting), and

1.4.4.2.22.	Instructions for ordering study supplies.

1.4.4.3.	Premier Research will distribute the final Regulatory Binder to the Investigators.

1.4.4.4.	Financial agreements, payment schedules, and correspondence regarding investigator payment will be maintained in a file separate from the Regulatory Binder.

1.4.5.	Study File Setup

1.4.5.1.	Premier Research will set up and keep study documents in the Study File.

1.4.5.2.	This file shall contain, but not be limited to, the following documentation:

1.4.5.2.1.	All study-related correspondence,

1.4.5.2.2.	Serious Adverse Event reports,

1.4.5.2.3.	Receipt/Retrieval forms for drug and other study supplies,

1.4.5.2.4.	Meeting information,

1.4.5.2.5.	Client-approved study protocol and amendments,

1.4.5.2.6.	Sample eCRF and supplemental data forms will be provided in the investigator binder and will be used only as emergency back up if for any reason the system may become non-operational,

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1.4.5.2.7.	Sample subject instructions, Model ICF, and advertising,

1.4.5.2.8.	Investigators’ Brochure or Package Insert,

1.4.5.2.9.	Data Operations Guidelines,

1.4.5.2.10.	IRB/Ethics Committee approval(s),

1.4.5.2.11.	Regulatory approval(s), and

1.4.5.2.12.	Reports (interim/final).

1.4.6.	Translations

1.4.6.1.	Premier Research will not be responsible for any document translations.

1.4.7.	Statistical Analysis Plan (SAP) and TLG Shell Review

1.4.7.1.	The Project Manager will review the SAP prior to finalization.

1.5.	Investigator Identification and Recruitment

1.5.1.	Premier Research will utilize the Clinical Research Centers for this trial.

1.5.2.	Premier Research will review FDA’s Disqualified Investigators list, and FDA’s Monitoring Inspection Log to ensure that potential Investigators are qualified to conduct the study.

1.5.3.	Premier Research will send to each Investigator (if appropriate) a Confidentiality Agreement, protocol/protocol synopsis, and Investigators’ Brochure.

1.5.4.	Premier Research will discuss briefly with each Investigator:

1.5.4.1.	Overview of BDSI,

1.5.4.2.	Study compound,

1.5.4.3.	Therapeutic area being studied,

1.5.4.4.	Study procedures/assessments,

1.5.4.5.	Number and availability of subjects to be recruited,

1.5.4.6.	Study duration, complexity, and the investigators’ clinical workload,

1.5.4.7.	Subject inclusion/exclusion requirements, and

1.5.4.8.	Study budget (i.e., investigator payments), if appropriate.

1.6.	Prestudy Site Reviews

1.6.1.	Premier Research will perform prestudy site reviews to:

1.6.1.1.	Discuss the study and impart obligations and responsibilities,

1.6.1.2.	Determine whether suitable subject population exists,

1.6.1.3.	Obtain pre-study documentation and essential documents when available, and

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1.6.1.4.	Assess ability to begin the study in a timely fashion.

1.6.2.	Premier Research will not discuss BDSI’s company or drug name without confirming that the Investigator has signed a Confidentiality Agreement.

1.6.3.	Premier Research will follow up the prestudy review with the following tasks:

1.6.3.1.	Provide a summary of discussions, action items, requests for any outstanding documentation, etc. for suitable Investigators and

1.6.3.2.	Retrieve all confidential information from Investigators designated not suitable.

1.7.	Collection of Essential Documents

1.7.1.	Premier Research will be responsible for collecting essential documents from investigators selected for participation in this clinical trial, including the following:

1.7.1.1.	A signed FDA Form 1572,

1.7.1.2.	A signed protocol signature page, if used,

1.7.1.3.	A current, signed CV for Principal Investigator and Sub-Investigators,

1.7.1.4.	An IRB Approval,

1.7.1.5.	An IRB-approved Informed Consent Form,

1.7.1.6.	The financial disclosure documents,

1.7.1.7.	A list of IRB members/Department of Health and Human Services Assurance Number,

1.7.1.8.	Laboratory certifications, and

1.7.1.9.	The normal ranges of laboratory tests or reference ranges for laboratory analyses.

1.7.2.	Premier Research will provide BDSI with all original essential documents after reviewing all essential documents for accuracy and completeness.

1.7.3.	BDSI will be responsible for filing these documents for the IND.

1.8.	Investigator Grant and Contract Negotiation

1.8.1.	Premier Research will set up a payment program based on the procedures outlined in the final protocol. Payments will be made on a prorated basis of work performed as set out in the final contract.

1.8.2.	The grant amounts will cover all protocol procedures, institutional overheads, study coordinator fees, subject stipends, and advertising costs. Premier Research will execute final contracts with each investigator and will process investigator payments based on the payment plan outlined in the negotiated clinical study agreements.

1.9.	Investigators’ Meeting

1.9.1.	Due to the minimal number of investigational sites and their recurring experience with this type of study, Premier Research has assumed that an Investigators’ Meeting is unnecessary.

1.10.	Training

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1.10.1.	Project Specific Training

1.10.1.1.	Premier Research will ensure that all appropriate project staff are adequately trained in all the clinical and administrative aspects of the study including the following:

1.10.1.1.1.	Study protocol,

1.10.1.1.2.	Study plans and targets,

1.10.1.1.3.	Instructions to investigators,

1.10.1.1.4.	Study documents, and

1.10.1.1.5.	Clinical and administrative procedures, including consent waiver regulations.

1.11.	Vendor Selection and Consulting

1.11.1.	Institutional Review Board (IRB) Selection and Setup

1.11.1.1.	Premier Research will be available to assist the sites in obtaining the required IRB approvals.

1.11.1.2.	Premier Research will make the protocol, CRF, Diary, Investigators’ Brochure, and Model ICF available to the central IRB for review and comment, if necessary or requested by BDSI.

1.11.1.3.	Premier Research will provide a copy of protocol amendments to investigators after the amendments are finalized with BDSI and appropriate regulatory agency approval.

1.11.2.	Vendor Selection and Setup

1.11.3.	BDSI will identify the necessary vendors and set up vendors for study participation.

2.	Project Management

2.1.	Client Interaction

2.1.1.	Premier Research will communicate with BDSI management on a regular basis concerning the study and its progress.

2.1.2.	Client Teleconferences

2.1.2.1.	Premier Research assumes teleconferences between key project members and BDSI at the frequency indicated in the “Project Outline.”

2.1.3.	Ad Hoc Client Communications

2.1.3.1.	Premier Research anticipates that members of the project team will communicate informally with BDSI on a regular basis.

2.2.	Project Team Management

2.2.1.	Internal Project Team Meetings

2.2.1.1.	Appropriate members of the Premier Research project team will attend regular internal meetings as necessary.

2.2.1.2.	Premier Research will record major team meeting minutes for distribution.

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2.2.2.	Internal Team Support

2.2.2.1.	The Premier Research team leader will perform the following general management functions for this study:

2.2.2.1.1.	Coordinate and manage the project team, including ad hoc training, resource management, mentoring, and support deemed necessary for the smooth execution of this project;

2.2.2.1.2.	Manage project costs, schedules, and quality to ensure that study goals and objectives are achieved;

2.2.2.1.3.	Manage sub-contractors (i.e., external data sources, drug packaging/distribution, etc.) to ensure smooth interaction with other aspects of the study;

2.2.2.1.4.	Ensure invoices sent to BDSI are appropriate for work performed; and

2.2.2.1.5.	Ensure that work carried out is in accordance with Premier Research SOPs; ICH/GCP guidelines; and local, state, and federal regulations.

2.3.	Project Tracking

2.3.1.	Project Tracking and Status Reports

2.3.1.1.	This proposal is based on the tracking and compilation of the following information: site information (contact information for the Principal Investigator and Study Coordinator); patient enrollment, visit, and disposition information (on a weekly basis); and grant payment information. Premier Research can track additional information to meet BDSI-specific study requirements; however, significant additions may incur additional labor costs.

2.3.1.2.	Premier Research will provide a progress report on a monthly basis. The report will show the number of subjects enrolled in the study and the stage of each subject in the trial, copies of correspondence generated in the previous month, copies of trip reports completed in the previous month, etc. The format for this report will be discussed with and approved in advance by BDSI. Premier Research can provide more frequent progress reports to meet BDSI-specific study requirements; however, significant additions may incur additional labor costs.

3.	Clinical Monitoring and Site Management

3.1.	Initiation Visits

3.1.1.	Premier Research will provide investigators with an Investigators’ File prior to site initiation to ensure proper investigator file maintenance.

3.1.2.	Premier Research will maintain copies of all essential documents, unless specified otherwise by BDSI. Premier Research will maintain original correspondence and provide BDSI with copies at the end of the study, unless specified otherwise by BDSI.

3.1.3.	Premier Research will perform initiation visits at each site according to Premier Research SOPs. During these visits, Premier Research will instruct the Investigator and the study coordinator in the technical aspects of the study, including but not limited to:

3.1.3.1.	Conduct of the study protocol,

3.1.3.2.	Training on the eCRF data collection system,

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3.1.3.3.	Specimen handling for laboratory evaluation and pharmacokinetic evaluation (if applicable),

3.1.3.4.	Inventory of the study drug and all related materials, and

3.1.3.5.	Adverse Event/Serious Adverse Event reporting.

3.1.4.	For each site visited, Premier Research will complete an initiation visit report according to Premier Research SOPs and make it available to BDSI within 15 business days of the visit.

3.2.	Investigator Site Grant Administration

3.2.1.	Premier Research will administer all Investigator payments and account for them according to Generally Accepted Accounting Principles (GAAP).

3.2.2.	BDSI is expected to provide Premier Research with adequate funds to administer the Investigator payments.

3.3.	Study File Maintenance

3.3.1.	Premier Research will ensure all files in the Study Files are kept current, including updated essential documents and copies of all correspondence.

3.3.2.	Premier Research will also maintain, in the Study File, financial agreements, payment schedules, and correspondence regarding investigator payments.

3.3.3.	Protocol amendments may be required during the course of this trial. Premier Research will maintain copies of all protocol amendments in the Study File. In addition, copies of amendments will be provided to each site for IRB submission and inclusion in the Investigator File. Premier Research standard labor estimate includes the administrative activities for up to two protocol amendments.

3.4.	Routine Monitoring Visits

3.4.1.	Premier Research shall conduct routine monitoring visits at each site at a frequency specified in the “Project Outline.” Trained Clinical Research Associates (CRAs) will perform all monitoring.

3.4.2.	BDSI personnel are welcome to accompany Premier Research staff on any visit.

3.4.3.	For each visited conducted, Premier Research will complete a monitoring visit report according to Premier Research SOPs and make it available to BDSI according to the study-specific monitoring plan. This report will include, but not be limited to:

3.4.3.1.	Subject accrual status report with the number of subjects entered, dropped, and completed;

3.4.3.2.	Issues related to subject accrual;

3.4.3.3.	Issues related to subject safety;

3.4.3.4.	eCRF/diary collection;

3.4.3.5.	Status of regulatory documents;

3.4.3.6.	Status of drug accountability; and

3.4.3.7.	ICH/GCP guidelines.

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3.4.4.	A detailed follow-up letter will also be sent to the Investigator outlining the pertinent points from each visit and the agreed upon actions.

3.4.5.	One hundred percent (100%) Source Document Verification will be performed.

3.4.6.	Premier Research will consolidate and update the subject accrual status report on a regular basis as directed by BDSI.

3.4.7.	Premier Research will notify BDSI whenever accrual rates fail to attain the predicted rates.

3.4.8.	The CRAs (along with the Project Manager) will be responsible for:

3.4.8.1.	Routinely reviewing enrollment reports,

3.4.8.2.	Providing scheduled status updates,

3.4.8.3.	Writing and distributing newsletters to Investigators (if requested),

3.4.8.4.	Ensuring proper drug accountability,

3.4.8.5.	Reviewing site essential documents (collecting and transmitting to BDSI as needed),

3.4.8.6.	Managing protocol amendment submissions to the IRB(s), and

3.4.8.7.	Reporting Serious Adverse Events.

3.4.9.	The CRAs will ensure the study drug is secured and accountability records are accurate and updated.

3.4.10.	The CRAs will conduct a continuing review of the Investigators’ File for regulatory adherence.

3.5.	Interim Site Communications

3.5.1.	Premier Research CRAs will maintain ongoing communication with each site between monitoring visits to ensure close tracking of study progress.

3.5.2.	Substantive communications will be documented in telephone logs and memos.

3.5.3.	Copies of the telephone contact reports and memos will be distributed to specific Premier Research Team members and BDSI (as described above).

3.6.	SAE Administration

3.6.1.	Premier Research Clinical Trials Management will receive copies of completed SAE forms from Premier Research Medical Management. Premier Research Clinical Trials Management will assist Premier Research Medical Management in retrieving requested follow-up information if requested and will receive completed follow-up SAE forms from Premier Research Medical Management.

3.6.2.	Premier Research Clinical Trials Management will track SAE information to ensure appropriate follow-up and distribution but is not responsible for detailed or specialized tracking and reporting on SAE information.

3.6.3.	Premier Research Clinical Trials Management will receive IND Safety Reports from BDSI and provide them to the investigational sites. Premier Research will track IRB acknowledgement of these IND Safety Reports.

3.7.	Response to QA Audits

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3.7.1.	Premier Research will review each audit report and discuss findings with the auditor.

3.7.2.	The CRA will work with the Clinical Manager and the site to resolve any findings in the audit report.

3.7.3.	Responses will be provided to the auditor and included in the final audit report that is submitted to BDSI.

3.8.	Newsletters

3.8.1.	Premier Research will not provide newsletters for this study.

3.9.	Closeout Visits

3.9.1.	Premier Research CRAs will conduct closeout visits to each investigational site.

3.9.2.	Closeout visits will include the following tasks:

3.9.2.1.	Ensure that all CRF data and data queries (if applicable) has been entered into the data collection system,

3.9.2.2.	Review of the Investigators’ File for completeness and regulatory compliance,

3.9.2.3.	Management of final drug accountability and reconciliation,

3.9.2.4.	Discussion with study staff regarding continuing responsibilities, and

3.9.2.5.	Arrangement for record retention.

3.9.3.	Premier Research shall ensure that study documents including, but not limited to, the following are in order at the investigational site:

3.9.3.1.	Copies of the Signed IRB-Approved Informed Consent Forms and other documentation,

3.9.3.2.	Copies of FDA Form 1572 signed during the study,

3.9.3.3.	Laboratory Certification and Laboratory Reference Ranges,

3.9.3.4.	Copies of all CRFs/diaries and correction forms,

3.9.3.5.	Source Documents,

3.9.3.6.	Regulatory Binder,

3.9.3.7.	Copies of all communications (e.g., with BDSI, IRB, etc.), and

3.9.3.8.	Financial disclosure documents.

3.9.4.	Premier Research shall remove all appropriate study documentation, CRFs/diaries, drug supplies, etc. from each investigational site.

3.9.5.	After completing the closeout visit, Premier Research will complete a closeout visit report according to Premier Research SOPs and make it available to BDSI within 15 business days of the visit. Following completion of the report, Premier Research will send a closeout letter to the Investigator outlining the pertinent points from the visit.

3.10.	IRB Maintenance and Closeout

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3.10.1.	Premier Research will manage interactions with the IRB(s).

3.10.2.	If requested, Premier Research will provide the final protocol and any amendments, Investigators’ Brochure, Model ICF, and any background or educational materials required by the IRB.

3.10.3.	Premier Research will work closely with each site to determine local IRB meeting schedules and requirements, if applicable.

3.11.	Vendor Services Maintenance and Closeout

3.11.1.	BDSI will manage the interactions with contracted vendors (e.g., central laboratories) to ensure the smooth execution of the project.

3.11.2.	BDSI will administer payments to vendors.

4.	Biostatistics

4.1.	Biostatistics Administration

4.1.1.	Meetings

4.1.1.1.	Biostatistics personnel will participate in the internal and external project team meetings as needed, as noted in the “Project Outline”, conducted by the Project Manager to discuss issues and solutions surrounding the project. All key questions and decisions will be forwarded to BDSI.

4.1.2.	Data Management Plan Review

4.1.2.1.	Premier Research biostatistics personnel will participate in the review of the data management plan (DMP). All other services related to the DMP can be found in the “Data Operations” section.

4.2.	Protocol and Case Report Form (CRF) Review

4.2.1.	Premier Research biostatistics personnel will participate in the review of the final Protocol and CRFs.

4.3.	Randomization

4.3.1.	Premier Research will develop the randomization schedule based upon information provided in the protocol and on other information provided by BDSI, e.g., block size.

4.3.2.	Premier Research will provide BDSI with a “dummy” randomization schedule, showing the layout, format, and labeling of the treatment codes. Premier Research will implement or respond to BDSI’s comments as appropriate. Once BDSI approves the dummy schedule, the actual schedule will be generated using a different random sequence. This proposal assumes one draft and one final version of the dummy schedule.

4.3.3.	All processes will be done so that all parties involved with the study remain blinded (except where unblinding is necessary such as for pharmacy personnel preparing study medication). Emergency unblinding, e.g., in case of a serious adverse event, will be done by the Premier Research head of Medical Safety, according to pertinent Premier Research SOPs.

4.3.4.	This proposal assumes that the Premier Research biostatistics department does not need to supply treatment codes in the form of individual study subject sealed envelopes. Rather, the Premier Research biostatistics department will generate and confidentially deliver a separate list for each study site, or a single list for the entire study.

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4.3.5.	Premier Research will create a randomized kit-mapping schedule for the packaging of study drug based on information provided in the protocol and from the sponsor and drug packager.

4.3.6.	This proposal assumes that the kit map consists of a simple list matching kit numbers to treatments.

4.4.	Statistical Analysis Plan (SAP)

4.4.1.	Premier Research biostatistics personnel will develop the SAP, which will describe in detail the analysis populations, derived variables, and statistical methodology to be used for the final analyses. The SAP will not include detailed analysis data set specifications or SAS programming code.

4.4.2.	The SAP will include “shells” (“mock-ups”) for tables, listings, and graphs. The number of shells assumed is indicated in the “Statistical Specifications” section of the “Project Outline” above.

4.4.3.	The draft SAP will be provided to the appropriate BDSI personnel for review.

4.4.4.	Premier Research will implement or respond to BDSI’s comments as appropriate and then issue the final SAP. Once BDSI approves the final plan, preparation for programming and analyses will begin.

4.4.5.	This proposal assumes one draft and one final version of the SAP.

4.5.	Interim Analysis Programming and Production

4.5.1.	No interim analyses will be performed during this study.

4.6.	Analysis Programming and Production

4.6.1.	Analysis Programming

4.6.1.1.	Premier Research biostatistics personnel will develop programs to create analysis data sets, which will include select derived variables required for the analyses.

4.6.1.2.	Premier Research biostatistics personnel will develop programs for the tables, listings, and graphs (TLGs) specified in the SAP. The numbers of TLGs assumed is indicated in the “Statistical Specifications” section of the “Project Outline” above.

4.6.1.3.	The programs for analysis data sets and TLGs will be checked according to Premier Research SOPs regarding quality control of statistical outputs.

4.6.2.	Analysis Production

4.6.2.1.	When the Premier Research biostatistics department has been provided with the locked database, written approval from BDSI to be unblinded, and the unblinded treatment codes, preparation for production of the analyses will begin.

4.6.2.2.	Premier Research biostatistics personnel will review the data for changes in structure or values that might require changes in programming.

4.6.2.3.	Premier Research biostatistics personnel will execute the programs for the analysis data sets and TLGs, review the output, and make needed corrections and adaptations.

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4.6.2.4.	The quality control steps for the programs for the analysis data sets and TLGs will be updated according to Premier Research SOPs regarding quality control of statistical outputs.

4.6.2.5.	Following these updates and reviews, the draft TLGs will be provided to the appropriate BDSI personnel for review.

4.6.2.6.	Premier Research will implement or respond to BDSI’s comments as appropriate. The reviews and quality control steps will be updated as necessary, after which Premier Research will issue the final TLGs.

4.6.2.7.	This proposal assumes one draft and one final version of the TLGs. At BDSI’s request, the draft version may be divided into a small “top-line” set and a complete set, with the top-line set to be provided earlier than the complete set. The timing of the delivery of the top-line set will depend on the number and complexity of the top-line TLGs. BDSI must specify the top-line set following finalization of the SAP, prior to database lock.

4.6.2.8.	This proposal assumes that at most one hardcopy of each version (draft or final) of the TLGs will be provided to BDSI. If additional hardcopies are requested, additional labor, production, and shipping expenses, if any, will be invoiced as a pass-through expense. The additional hardcopies may arrive after the initial copy.

4.7.	Statistical Writing

4.7.1.	Integrated Clinical/Statistical Report (ICSR)

4.7.1.1.	Premier Research biostatistics personnel will advise the Medical Writer regarding the statistical methods and results, including modifications or additions to the analyses (if any) not specified in the SAP.

4.7.1.2.	Premier Research biostatistics personnel will review the ICSR paying particular attention to the descriptions of statistical methods and the interpretations of statistical results.

4.8.	Submission of Programs to BDSI

4.8.1.	Premier Research does not typically provide its analysis data set and TLG programs to its clients. To date, Premier Research has not encountered any instances where a client has needed the programs to successfully complete a project. If the FDA or another regulatory agency requests the programs, Premier Research will send the programs and appropriate documentation directly to the regulatory agency in a timely fashion.

4.9.	Archiving

4.9.1.	Once BDSI signs the final report, Premier Research will archive all documentation, electronic files, and programs. Premier Research will provide to BDSI copies of all requested documentation other than the programs used to generate analysis datasets, tables, listings, and figures.

5.	Quality Assurance

5.1.	The Premier Research Quality Assurance department will provide assurance to BDSI and Premier Research management that the study is being carried out in accordance with the protocol, and Premier Research SOPs, local, state, and federal guidelines and regulations.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

5.2.	Premier Research will audit the investigational sites (as indicated in “Project Outline”) to ensure documentation is complete and in compliance with Premier Research SOPs, and is in conformity with the Study File.

5.3.	Premier Research will review the study protocol (amendments, if applicable), the CRF, and applicable Premier Research SOPs.

5.4.	Premier Research will check the Study File and Investigators’ Files for completeness and adherence to the relevant Premier Research SOPs, local, state, and federal guidelines and regulations.

5.5.	Premier Research will confirm subject identification and IRB/Ethics Committee-approved informed consent documents. SAE reports (initial and final) will be checked for all subjects against the source data.

5.6.	Auditors will conduct investigator site audits, independent or in conjunction with, BDSI’s QA/Regulatory Affairs Department.

5.7.	At the end of each audit, a report will be written within 20 working days of the audit and circulated to the Premier Research Project Manager.

5.8.	A meeting will be set up with the relevant Premier Research staff to discuss findings and agree on responsibilities and time frames for completing necessary actions.

5.9.	Resolution of deficiencies will be documented on the final audit report.

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

Payment Schedule

This proposal is incorporated into the Master Clinical Services Agreement between Premier Research International LLC and BioDelivery Sciences International as Exhibit 2.

***

Invoices Address:

David Blum, MD

Vice President, Clinical Research and Medical Affairs

BioDelivery Sciences International

801 Corporate Center Drive, Suite 210

Raleigh, NC 27607

Remittance Addresses:
via Regular Mail:	via Overnight Mail:	via Wire:
Premier Research International LLC	Image Remit	Bank: Commerce Bank
P.O. Box 95000-2310	205 North Center Drive	Location: Philadelphia , PA
Philadelphia, PA 19195-2310	North Brunswick, NJ 08902	Acct Name: Premier Research International LLC
	ATTN: P.O. Box 95000-2310	Acct #: 367139110
ABA Routing #: 031201360
BIC / Swift code: CBNAUS33

ACCEPTED AND AGREED:

Premier Research International LLC		BioDelivery Sciences International

BY:	/s/ Dave Murcar	BY:	/s/ Mark Sirgo
Dave Murcar
	Director, Contract Development	TITLE:	President and CEO

DATE:	3/12/09	DATE:	3/13/09

Confidential 4395 BioDelivery Sciences International Proposal v3 Protocol: BUP-201